Exhibit 10.3.4









                                 MAXXCOM INC.

                                    - and -

                                  TD CAPITAL




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                              THIRD AMENDMENT TO
                            SUBORDINATED DEBENTURE
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                               August 15th, 2003

                                THIRD AMENDMENT
                           TO SUBORDINATED DEBENTURE

         THIS THIRD AMENDMENT AGREEMENT is made as of the 15th day of August,
2003

BETWEEN:

                  MAXXCOM INC., a corporation governed by the laws of the Province Ontario

                  (hereinafter called the "Corporation")

                  - and -

                  TD CAPITAL, a division of The Toronto-Dominion Bank, a bank to which the Bank Act (Canada) applies

                  (hereinafter called "TD Capital")

RECITALS:

A. The Corporation issued to TD Capital a subordinated debenture in the original principal amount of $40,000,000 on July 11, 2001, as amended by the First Amendment Agreement made as of March 31, 2002 and the Second Amendment Agreement made as of October 28, 2002 (the "Subordinated Debenture").

B. The parties hereto have agreed to amend the Subordinated Debenture on the terms and conditions set out herein.

         NOW THEREFORE THIS AGREEMENT WITNESSES that, in consideration of the covenants and agreements herein contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1 - NEW DEFINITIONS

         Section 1.1 of the Subordinated Debenture is amended by adding the following definitions.

         "Senior Amendment Agreement # 4" means the Fourth Amendment Agreement to the Existing Senior Credit Agreement made as of August 15, 2003 between the Borrower, Maxxcom US, certain Subsidiaries of the Borrower and the Existing Senior Lenders;

         "Third Amendment" means the Third Amendment Agreement to this Debenture made as of August 15, 2003.

SECTION 2 - AMENDED DEFINITIONS

1. The definition of "Acquirecos" in Section 1.1 of the Subordinated Debenture is amended to delete references to ET Acquisition Inc. (a Delaware corporation) and BZ Acquisition Inc. (a Delaware corporation).

2. The definition of "CanSubCos" in Section 1.1 of the Subordinated Debenture is amended to include references to 2026646 Ontario Limited (an Ontario corporation).

3. The definition of "Foreign Opcos" in Section 1.1 of the Subordinated Debenture is deleted and replaced with the following provision:

                  "Foreign Opcos" means each of Oval (1873) Limited, Interfocus Network Limited and each other Person in which a controlling interest is directly or indirectly acquired by the Borrower from time to time which is not an Acquireco, a CanSubCo, a Finco or an Opco and "Foreign Opco" means any one of them.

4. The definition of "Guarantors" in Section 1.1 of the Subordinated Debenture is deleted and replaced with the following provision:

                  "Guarantors" means Maxxcom US, Maxxcom (Nova Scotia) Corp., Maxxcom (USA) Finance Company, Maxxcom (USA) Holdings Inc., 1220777 Ontario Limited, 1385544 Ontario Limited, Maxxcom Interactive Inc., Mackenzie Marketing, Inc., MF + P Acquisition Co., SMI Acquisition Co., Accent Acquisition Co., FMA Acquisition Co., TC Acquisition Inc., Chinnici Direct, Inc., Bratskeir & Company, Inc., CPB Acquisition Inc., Cormark Communications Inc., Campbell & Partners Communications Ltd., Ambrose Carr Linton Carroll Inc., Studiotype Inc., 2026646 Ontario Limited, Oval (1873) Limited, Interfocus Network Limited, Interfocus Technology Group Limited, Interfocus Technology USA, Inc. (formerly known as Grange USA, Inc.) and each other Wholly-Owned Subsidiary of Maxxcom from time to time and "Guarantor" means any one of them.

5. The definition of "Restricted Parties" in Section 1.1 of the Subordinated Debenture is amended to include references to Interfocus Direct Limited and Interfocus Technology Limited.

SECTION 3 - ADDITIONAL COVENANT

                  Section 4.4 of the Subordinated Debenture is amended by adding the following provision:

         4.4.33 cause or permit any of Interfocus Technology Group Limited, Interfocus Technology USA, Inc. (formerly known as Grange USA, Inc.), Interfocus Direct Limited and Interfocus Technology Limited to own any assets, enter into any transactions or carry on any business or undertaking whatsoever.

SECTION 4 - AMENDMENT REGARDING ASSIGNMENT OF INTERCORPORATE DOCUMENTS

                  The following provision is added as Section 4.6 of the Subordinated Debenture:

         4.6 Agreements and Acknowledgments regarding Assignments of Intercorporate Documents

                  The Borrower, in relation to any Intercorporate Document to which it is a party or which is made in its favour (each an "Applicable Intercorporate Document"), hereby:

                  (a) acknowledges the assignment of each Applicable Intercorporate Document pursuant to the applicable Credit Document and consents to each such assignment for all purposes;

                  (b) agrees that all payments required to be made under or in connection with each Applicable Intercorporate Document to the Agent shall be made to the Agent without regard to any set-off or counterclaim between the parties to any Applicable Intercorporate Document;

                  (c) agrees that it shall not, without the prior written consent of the Majority Holders, given in accordance with the provisions of the Debenture, enforce any of its rights under any of the Applicable Intercorporate Documents;

                  (d) acknowledges that all Applicable Intercorporate Documents are subordinated for all purposes to the Security Documents; and

                  (e) acknowledges that notwithstanding the assignment and transfer of each Applicable Intercorporate Document to the Agent by way of security, neither the Agent nor any Holder shall incur any liability to it or to any other Person under any such Applicable Intercorporate Document, except to account for monies the Agent or any Holder receives thereunder and except, in the case of the Agent, in respect of any actions the Agent or any such Holder takes in the course of the exercise of any rights and remedies of the Agent.

SECTION 5 - CONSENTS

                  Subject to the terms and conditions hereof, the Agent, on its own behalf and on behalf of the Holders, hereby consents to the Senior Amendment Agreement # 4.

SECTION 6 - CONDITIONS PRECEDENT TO EFFECTIVENESS OF THIS THIRD AMENDMENT
            AGREEMENT

                  This Third Amendment Agreement shall become binding on the Holders only upon satisfaction of the following conditions precedent:

                  (a) execution and deliver of this Third Amendment Agreement by the Corporation;

                  (b) execution and delivery of this Third Amendment Agreement by TD Capital;

                  (c) other than as disclosed in the Agreement dated as of August 13, 2003 between the Corporation, Maxxcom US, certain of the Guarantors and TD Capital, as lender and agent, relating to the reorganization of Interfocus Group Limited and its Subsidiaries, no Event of Default or Pending Event of Default shall have occurred and be continuing as at the date of satisfaction of all of the foregoing conditions precedent;

                  (d) the Agent having received evidence, reasonably satisfactory to it, that the Senior Agent and the Senior Lenders have, for the purposes of the Existing Senior Credit Agreement, consented to each of the matters set forth in this Third Amendment Agreement or that such consent is not required under the Existing Senior Credit Agreement and the Agent being satisfied with the other amendments to the Existing Senior Credit Documents made in that connection;

                  (e) the Agent having received the favourable opinion of Blake, Cassels & Graydon LLP, Ontario counsel to the Corporation, in relation to, inter alia, the enforceability of this Third Amendment Agreement and other related documents; and

                  (f) such corporate resolutions, incumbency and other certificates of the Corporation, the Guarantors and other Restricted Parties as the Agent may reasonably request in connection with this Third Amendment Agreement and the transactions contemplated hereby.

SECTION 7 - CONTINUING EFFECT OF SUBORDINATED DEBENTURE

                  Except as amended by this Third Amendment Agreement, the Subordinated Debenture shall remain in full three and effect, without amendment, and is hereby ratified and confirmed.

SECTION 8 - COUNTERPARTS AND FACSIMILE

                  This Third Amendment Agreement may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original and such counterparts together shall constitute one and the same agreement. For the purposes of this Section, the delivery of a facsimile copy of an executed counterpart of this Third Amendment Agreement shall be deemed to be valid execution and delivery thereof.

SECTION 9 - FURTHER ASSURANCES

                  Each of the Corporation and the Guarantors shall promptly do, make, execute or deliver, or cause to be done, made, executed or delivered, all such further acts, documents and things as the Agent may require from time to time for the purposes of giving effect to this Third Amendment Agreement and shall use reasonable efforts and take all such steps as may be within its power to implement, to the full extent, the provisions of this Third Amendment Agreement.

SECTION 10 - GOVERNING LAW

                  This Third Amendment Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario, Canada and the federal laws of Canada applicable therein. The parties hereto irrevocably and unconditionally submit to the non-exclusive jurisdiction of any court of the Province of Ontario, Canada sitting in Toronto over any suit, action or proceeding arising out of or relating to this Third Amendment Agreement. Each party hereto agrees that a final judgment in any such suit, action or proceeding brought in any such court shall be conclusive and binding upon the parties hereto, and may be enforced in any other courts to whose jurisdiction the parties hereto are or may be subject, by suit upon such judgment.

SECTION 11 - INTERPRETATION

                  Capitalized terms used herein shall, unless otherwise defined or indicated herein, have the respective meanings ascribed thereto in the Subordinated Debenture. This Third Amendment Agreement and the Subordinated Debenture shall be read together and have effect so far as practicable as though the provisions thereof and the relevant provisions hereof are contained in one document.

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         IN WITNESS OF WHICH, the parties have executed this Agreement.

                                     MAXXCOM INC.


                                     By:/s/ G. Gibson
                                        ______________________________________
                                          G. Gibson
                                          Authorized Signing Officer


                                     By:/s/ R. Dickson
                                        ______________________________________
                                          R. Dickson
                                          Authorized Signing Officer


                                     TD CAPITAL, a division of
                                     The Toronto-Dominion Bank


                                     By:/s/ T. Rashotte
                                        _______________________________________
                                        Name:  Tom Rashotte
                                        Title: Managing Director


                                     By:[illegible]
                                        _______________________________________
                                        Name: [illegible]
                                        Title: Managing Director